112 P2 10/18

SUPPLEMENT DATED OCTOBER 10, 2018

TO THE PROSPECTUS DATED AUGUST 1, 2018

OF

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

The prospectus is amended as follows:

I. The following replaces the “Annual Fund Operating Expenses” and “Example” tables in the “Fund Summary – Fees and Expenses of the Fund” section of the prospectus:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class A1	Class C	Class R6	Advisor Class
Management fees	0.44%	0.44%	0.44%	0.44%	0.44%
Distribution and service (12b-1) fees	0.25%	0.09%	0.65%	None	None
Other expenses[1]	0.05%	0.05%	0.05%	0.05%	0.05%
Total annual Fund operating expenses	0.74%	0.58%	1.14%	0.49%	0.49%
Fee waiver and/or expense reimbursement[2]	None	None	None	-0.02%	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	0.74%	0.58%	1.14%	0.47%	0.49%

1. The Fund publicly began offering Class A shares on September 10, 2018. Other expenses for Class A are based on estimated amounts for the current fiscal year. Other expenses have been restated to exclude non-recurring prior period expenses and, for Class R6, to reflect current fiscal year fees and expenses. If the prior period's non-recurring expenses were included in the table above, the amounts stated would have been greater. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.01% until September 30, 2019. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

	1 Year	3 Years	5 Years	10 Years
Class A	$497	$651	$819	$1,304
Class A1	$482	$603	$735	$1,120
Class C	$216	$362	$628	$1,386
Class R6	$ 48	$155	$272	$614
Advisor Class	$ 50	$157	$274	$616
If you do not sell your shares:
Class C	$116	$362	$628	$ 1,386

Please keep this supplement with your prospectus for future reference.